UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2023 (March 13, 2023)

Date of Report (Date of earliest event reported)

JATT Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40598	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House Grand Cayman, Cayman Islands	E9 KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7706 732212

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	JATT	The New York Stock Exchange
Warrants	JATT WS	The New York Stock Exchange
Units	JATT U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On March 13, 2023, JATT Acquisition Corp (“JATT”) issued a press release announcing that it will voluntarily transfer the listing of its Class A ordinary shares, public warrants and units from the New York Stock Exchange (“NYSE”) to the Nasdaq Stock Market LLC (“Nasdaq”) in connection with, and upon the closing of, the previously announced business combination (the “Business Combination”) with Zura Bio Limited, a limited company incorporated under the laws of England and Wales (“Zura” or “Zura Bio”). A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events

On March 13, 2023, the Company entered into a Subscription Agreement with an unaffiliated accredited investor (the “Subscriber”) for 9,950 Class A ordinary shares at $10.00 per share (the “Shares”), for an aggregate subscription price of $99,500. The closing under the Subscription Agreement will occur at the closing of the Business Combination. The Shares issued pursuant to the Subscription Agreement will not registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. The Subscription Agreement with the Subscriber provides for certain registration rights.

Important Information for Shareholders - No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in Solicitation

JATT, Zura and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of JATT's shareholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of JATT's directors and officers in JATT's filings with the SEC, including JATT's initial public offering prospectus, which was filed with the SEC on July 13, 2021, JATT's subsequent quarterly reports on Form 10-Q, annual reports on Form 10-K and the Form S-4. To the extent that holdings of JATT's securities by JATT's insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to JATT's shareholders in connection with the Business Combination are included in the proxy statement/prospectus relating to the proposed Business Combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination between JATT and Zura Bio. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," "strategy," "future," "opportunity," "would," "seem," "seek," "outlook" and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, Zura Bio's and JATT's expectations with respect to anticipated financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination, and the timing of the completion of the proposed Business Combination. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of JATT's Form 10-K and initial public offering prospectus, and its subsequent quarterly reports on Form 10-Q. In addition, there will be risks and uncertainties described in the Form S-4 and other documents filed by JATT from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Zura Bio's and JATT's control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against JATT or Zura Bio following the announcement of the proposed Business Combination; (2) the inability to complete the proposed Business Combination, including due to the inability to concurrently close the Business Combination and related transactions, including the private placement of ordinary shares or due to failure to obtain approval of the shareholders of JATT; (3) the risk that the proposed Business Combination may not be completed by JATT's Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by JATT; (4) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval by the shareholders of JATT, the satisfaction of the minimum cash requirement following any redemptions by JATT's public shareholders and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed Business Combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination agreement; (7) volatility in the price of JATT's or the combined company’s securities; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (10) costs related to the proposed Business Combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zura Bio operates; (14) the impact of the global COVID-19 pandemic; (15) the potential inability of the combined company to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (16) the enforceability of Zura Bio's intellectual property rights, including licensed patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (17) other risks and uncertainties described in JATT's Annual Report, its initial public offering prospectus, and its subsequent Quarterly Reports on Form 10-Q and to be described in the Form S-4 and other documents to be filed by JATT from time to time with the SEC. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Zura Bio and JATT caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Zura Bio nor JATT gives any assurance that Zura Bio or JATT will achieve its expectations. None of Zura Bio or JATT undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of March 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2023

JATT ACQUISITION CORP

By:	/s/ Verender S. Badial
Verender S. Badial
Chief Financial Officer